Exhibit 99.1

UniFirst Shareholders Approve Transaction with Cintas

WILMINGTON, MA, June 12, 2026 – UniFirst Corporation (NYSE: UNF) (“UniFirst” or “the Company”) today announced that at its Special Meeting of Shareholders (the “Special Meeting”) held yesterday, an overwhelming majority of UniFirst shareholders voted to approve the Company’s pending acquisition by Cintas Corporation (Nasdaq: CTAS) (“Cintas”). Under the terms of the agreement, UniFirst shareholders will receive $155.00 in cash and 0.7720 shares of Cintas stock for each UniFirst share they own.

“We appreciate the strong support of our shareholders, whose approval marks an important milestone toward completing our transaction with Cintas,” said Joseph M. Nowicki, Chairman of the UniFirst Board of Directors. “Together with Cintas, UniFirst will be well positioned to deliver meaningful benefits for all of our stakeholders and the communities we serve, while unlocking additional opportunities for growth, advancing innovation and maximizing value for our shareholders.”

Over 99% of votes cast were in favor of the merger agreement, representing approximately 95% of all outstanding UniFirst shares of common stock and shares of Class B common stock, voting together as a single class. The voting results, as certified by an independent inspector of election, are available on a Form 8-K filed with the U.S. Securities and Exchange Commission.

The Company continues to expect the transaction to close in the second half of calendar 2026, subject to customary closing conditions and the receipt of certain regulatory approvals.

About UniFirst

Headquartered in Wilmington, Mass., UniFirst Corporation (NYSE: UNF) is a North American leader in the supply and servicing of uniform and workwear programs, facility service products, as well as first aid and safety supplies and services. Together with its subsidiaries, the company also manages specialized garment programs for the cleanroom and nuclear industries. In addition to partnering with leading brands, UniFirst manufactures its own branded workwear, protective clothing, and floorcare products at its three company-owned manufacturing facilities. With more than 270 service locations, over 300,000 customer locations, and 16,000-plus employee Team Partners, the company outfits more than 2 million workers every day.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act of 1933”), which involve risks and uncertainties. Any statements about Cintas’, UniFirst’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “estimates,” “confident,” “continue,” “hope,” “likely,” “might,” “possible,” “potential,” “trend,” “anticipates,” “predicts,” “projects,” “plans,” “expects,” “intends,” “targets,” “forecasts,” “believes,” “seeks,” “could,” “should,” “may,” “will,” “strategy,” “objective,” and similar words, phrases or expressions or the negative versions thereof are intended to identify forward‑looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the transaction between Cintas and UniFirst (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Cintas and UniFirst; the outcome of any legal proceedings that may be instituted against Cintas or UniFirst; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that seeking or obtaining such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Cintas and UniFirst operate; any failure to promptly and effectively integrate the businesses of Cintas and UniFirst; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Cintas’ or UniFirst’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by Cintas’ issuance of additional shares of its capital stock in connection with the Transaction; changes in the trading price of Cintas’ or UniFirst’s capital stock; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Cintas that could cause actual results to differ from those in forward-looking statements include, but are not limited to, the possibility of greater than anticipated operating costs including energy and fuel costs; lower sales volumes; loss of customers due to outsourcing trends; the performance and costs of integration of acquisitions; supply chain constraints and macroeconomic conditions, including inflationary pressures and higher interest rates; changes in global trade policies, tariffs, and other measures that could restrict international trade; fluctuations in costs of materials and labor, including increased medical costs; costs and possible effects of union organizing activities; failure to comply with government regulations concerning employment discrimination, employee pay and benefits and employee health and safety; the effect on operations of exchange rate fluctuations, and other political, economic and regulatory risks; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; Cintas’ ability to meet its aspirations relating to sustainability opportunities, improvements and efficiencies; the cost, results and ongoing assessment of internal controls over financial reporting; the effect of new accounting pronouncements; risks associated with cybersecurity threats, including disruptions caused by the inaccessibility of computer systems data and cybersecurity risk management; the initiation or outcome of litigation, investigations or other proceedings; higher assumed sourcing or distribution costs of products; the disruption of operations from catastrophic or extraordinary events including global health pandemics; the amount and timing of repurchases of Cintas’ common stock, if any; changes in global tax and labor laws; the reactions of competitors in terms of price and service; and the other risks and contingencies detailed in Cintas’ most recent Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission (the “SEC”).

Additional important factors relating to UniFirst that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, uncertainties caused by an economic recession or other adverse economic conditions, including, without limitation, as a result of elevated inflation or interest rates or extraordinary events or circumstances such as geopolitical conflicts like the conflict between Russia and Ukraine and disruption in the Middle East, and their impact on UniFirst’s customers’ businesses and workforce levels; disruptions of UniFirst’s business and operations, including limitations on, or closures of, UniFirst’s facilities, or the business and operations of UniFirst’s customers or suppliers in connection with extraordinary events or circumstances; uncertainties regarding UniFirst’s ability to consummate acquisitions and successfully integrate acquired businesses, and the performance of such businesses; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; any adverse outcome of pending or future contingencies or claims; UniFirst’s ability to compete successfully without any significant degradation in UniFirst’s margin rates, seasonal and quarterly fluctuations in business levels; UniFirst’s ability to preserve positive labor relationships and avoid becoming the target of corporate labor unionization campaigns that could disrupt UniFirst’s business; the effect of currency fluctuations on UniFirst’s results of operations and financial condition; UniFirst’s dependence on third parties to supply UniFirst with raw materials, which such supply could be severely disrupted as a result of extraordinary events or circumstances such as the conflict between Russia and Ukraine; any loss of key management or other personnel; increased costs as a result of any changes in federal, state, international or other laws, rules and regulations or governmental interpretation of such laws, rules and regulations; uncertainties regarding, or adverse impacts from continued high price levels of natural gas, electricity, fuel and labor or increases in such costs; the negative effect on UniFirst’s business from sharply depressed oil and natural gas prices; the continuing increase in domestic healthcare costs, increased workers’ compensation claim costs, increased healthcare claim costs; UniFirst’s ability to retain and grow its customer base, demand and prices for UniFirst’s products and services; fluctuations in UniFirst’s nuclear business; political or other instability; supply chain disruption or infection among UniFirst’s employees in Mexico and Nicaragua where UniFirst’s principal garment manufacturing plants are located; UniFirst’s ability to properly and efficiently design, construct, implement and operate a new enterprise resource planning (“ERP”) computer system; interruptions or failures of UniFirst’s information technology systems, including as a result of cyber-attacks; additional professional and internal costs necessary for compliance with any changes in or additional SEC, NYSE and accounting or other rules; strikes and unemployment levels; UniFirst’s efforts to evaluate and potentially reduce internal costs; the impact of U.S. and foreign trade policies and tariffs or other impositions on imported goods on UniFirst’s business, results of operations and financial condition; UniFirst’s ability to successfully implement its business strategies and processes, including UniFirst’s capital allocation strategies; UniFirst’s ability to successfully remediate the material weakness in internal control over financial reporting disclosed in UniFirst’s Annual Report on Form 10-K for the fiscal year ended August 30, 2025, filed with the SEC on October 29, 2025, in an appropriate and timely matter or at all; and the other risks and contingencies detailed in UniFirst’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause Cintas’, UniFirst’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Cintas’, UniFirst’s or the combined company’s results.

All forward-looking statements attributable to Cintas, UniFirst, or the combined company, or persons acting on Cintas’ or UniFirst’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Cintas and UniFirst do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Cintas or UniFirst updates one or more forward-looking statements, no inference should be drawn that Cintas or UniFirst will make additional updates with respect to those or other forward-looking statements. Further information regarding Cintas, UniFirst and factors that could affect the forward-looking statements contained herein can be found in Cintas’ Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in UniFirst’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Contacts

Investors:
Shane O’Connor, Executive Vice President & CFO
UniFirst Corporation
978-658-8888
shane_oconnor@unifirst.com

Media:
Aura Reinhard / Joe Sala
Joele Frank, Wilkinson Brimmer Katcher
unifirst-jf@joelefrank.com